UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2010

H & H IMPORTS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53539	80-0149096
(State or other jurisdiction of incorporation)	(Commission File Number) Identification No.	(IRS Employer

14044 Icot Boulevard

Clearwater, Florida 33768

(Address of principal executive offices) (Zip Code)

727.288.2739

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

As previously disclosed, prior to the Corporation’s merger with TV Goods Holding Corporation (“TV Goods”), TV Goods advanced $135,000 (the “Advance”) to TV Goods.com, LLC (“TVG”). Tim Harrington, the brother of the Corporation’s chairman, Kevin Harrington, is an officer of TVG. At November 22, 2010 the current outstanding amount of the Advance with accrued interest was $151,400.55. Effective November 23, 2010 (the “Effective Date”) Kevin Harrington satisfied the Advance by returning 841,114 shares of the Corporation’s common stock (the “Shares”) held by Kevin Harrington to the Corporation’s treasury. The Shares were cancelled. The Shares were valued at $0.18 per share which is the market price as of November 22, 2010 as reported by the OTCBB, the date immediately preceding the Effective Date. The Corporation accepted the Shares in full satisfaction of the Advance.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H & H IMPORTS, INC.

By:	/s/ Steve Rogai
Steve Rogai
President

Date: November 24, 2010